EXHIBIT 10.5  -  Services   Agreement  dated  May  1,  2000  Between   Pipeline
                 Technologies, Inc. and Service Provider

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            PORTIONS OF THIS DOCUMENT CONTAINING "XXXXXX" IS MATERIAL
             WHICH IDENTIFIES THE PARTY TO THIS AGREEMENT AND HAS
               BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.
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                                SERVICE AGREEMENT


This SERVICE AGREEMENT ("Agreement") is hereby made and entered into, as of this 1st day of May, 2000 (the Effective Date), by and between XXXXXXXXXXXX ("Company"), and Pipeline Technologies, INC. ("Customer"). Company and Customer are also referred to herein each as a "Party" and collectively as the "Parties."

1. SERVICES. Customer hereby orders, and Company hereby agrees to provide, the Services, as specifically described on Schedule A, attached hereto and incorporated by reference herein, as revised from time to time by Company in accordance with generally applicable changes in Company's service offerings. The Services will be provided at the rates, and in accordance with the terms and conditions, set forth in this Agreement and on Schedule A. Services ordered hereunder are subject to credit approval. Customer hereby authorizes Company to act as its agent in placing orders with such carriers and other entities as shall be reasonably necessary for Company to provide the Services to Customer. Nothing in this Agreement shall be deemed to prohibit or otherwise limit Company from selling and providing the Services at retail directly to end users or at wholesale to other entities for resale to end users

2. TERM. This Agreement shall be effective as of the Effective Date, shall continue in full force and effect for the term set forth on Schedule A, hereto, unless earlier terminated pursuant to Section 8, hereof, and shall be automatically renewed for one or more of the renewal terms set forth on Schedule A, unless a Party notifies the other Party in writing of its intent not to renew at least ninety (90) days prior to termination of the then current term of this Agreement (the "Term"). In the event, however, that Company is unable to maintain such agreements and facilities as shall be necessary to provide the Services at rates and on terms and conditions reasonably acceptable to Company or Company's performance under this Agreement is held by the Federal Communications Commission (FCC), one or more state regulatory commissions (State Commissions), or a court of competent jurisdiction to violate any FCC or State Commission order, regulation, rule or policy, Company may terminate this Agreement, pursuant to Section 8, without further liability to Customer.

3. ADDITIONAL RESPONSIBILITIES OF COMPANY. Company shall establish, and from time to time may amend, reasonable service order processing forms and procedures, shall accept and process orders for the Services submitted by Customer on such forms and in conformance with such procedures, and shall not unreasonably discriminate against orders for the Services submitted by Customer. No order for the Services shall be binding upon Company unless and until such order has been approved and accepted by Company. Company reserves the right to verify orders for the Services which do not comply with ordering requirements established by Company. Company shall exercise reasonable, good faith efforts
(i) to provide at the request of Customer the Services to Subscribers on a timely basis; (ii) to secure, operate and maintain, or caused to be operated and maintained, such services and facilities as shall be necessary to provide the Services; and (iii) to maintain all necessary and appropriate relationships with network and other service providers. Company shall provide the Services in accordance with generally accepted industry standards. Company shall provide Customer with such customer support as shall be reasonable and appropriate.

4. ADDITIONAL RESPONSIBILITIES OF CUSTOMER. Customer shall use its best efforts to market the Services. In so doing, Customer shall act in a lawful, ethical and honest manner at all times, and shall resell the Services in accordance with all applicable laws, statutes and ordinances, orders of courts of competent jurisdiction, and rules, regulations, policies and orders of the FCC and State Commissions, as well as other regulatory and governmental authorities. Without limiting the generality of the above, Customer shall (i) secure and maintain such regulatory authorizations as shall be necessary and appropriate for the provision of the Services to Subscribers, (ii) not use the Services, or knowingly allow the Services to be used, for any unlawful or fraudulent purpose or in a manner which will interfere with the use of the Services by others, and
(iii) promptly report to Company all complaints received from Subscribers regarding the Services. On the Effective Date, and monthly thereafter on or before the last day of each month, Customer shall provide Company with a written forecast of anticipated usage of the Services during the immediately following three months. Customer shall maintain all insurance and/or bonds required by law, as well as such other insurance and/or bonds as Company shall reasonably require, all in such amounts as Company shall reasonably specify and issued by companies reasonably acceptable to Company. Each insurance policy shall name Company as an additional insured, shall waive subrogation against Company, shall contain a severability of interest/cross liability endorsement, and shall not be subject to cancellation or non-renewal without at least thirty (30) days prior written notice to Company. Customer shall furnish Company with certificates of insurance on the Effective Date. From time to time, at Company's written request, Customer shall promptly meet with Company to discuss, and shall

                                                                COMPANY - ______
                                                               CUSTOMER - ______

                                        1

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provide  to  Company  such  information  as  Company  shall  reasonably  request regarding, activities undertaken by Customer pursuant to this Agreement. Customer is solely responsible for providing to Subscribers the start-up software allowing the Subscriber to access the Company Internet access network. Such start-up software must comply with the Company network specifications and requirements, including, but not limited to, the ability to track the origin of the Subscriber. At Customers request, Company shall supply, at the rate and charges set forth in Schedule A, to Customer a master copy CD disk of the "XXXXXXXXXXX" XXXXXX Internet access start-up software. Customer is solely responsible for creating replicas for distribution to Subscribers, any artwork design or customization of the software.

End users who subscribe to services provided by Customer using the Services (Subscribers) shall be customers of Customer and not of Company, and Customer shall be solely responsible for providing service to Subscribers. Without limiting the generality of the above, Customer shall be responsible for contracting with, ordering, modifying and terminating services for, billing, collecting from, and performing customer service functions for (including, without limitation, responding to Subscribers inquiries and complaints, reporting service outages and other troubles) Subscribers. Excluding mutually agreed upon Company supplied Technical Support for Internet access, Company shall not be required to deal directly with Subscribers. Upon Customers request Company will supply Customer the interface to the Company's authentication system and billing software enabling Customer to bill Subscribers for Internet access services at rates outlined in Schedule A. Customer agrees to provide any hardware and software component(s) required for Company to bill Customer and/or for Customer to bill Subscribers for Services rendered as outlined in Schedule
A. Company will provide training at Companies facilities for Company supplied billing software at rates as set forth in Schedule A. Customer shall not, during the Term, directly or indirectly, individually or jointly, for itself or as agent, or on behalf of or in conjunction with any person, firm, association, partnership, or corporation, or as a partner in any partnership, or as a shareholder of any corporation, or by or through or on behalf of any other person, sell or resell to any person, firm or entity, services of another provider which are substantially similar to the Services, except in geographic areas in which Company does not offer the Services, or elects not to provide the Services to Customer. During the Term and for one (1) year thereafter, Customer shall not, without the written consent of Company, solicit, induce, attempt to employ, or employ any officer or employee of Company.

5. RATES AND CHARGES. Company shall charge Customer, and Customer shall pay to Company, the usage-sensitive, recurring and non-recurring rates and charges set forth on Schedule A, hereto, for the Services. The rates and charges set forth on Schedule A are in lieu of any other tariffed or contractual discounts, special pricing or term/volume commitments. The rates and charges set forth on Schedule A may be increased by Company, in a proportionate amount, and at the same time, in the event that the rates and charges paid by Company for the services and facilities used to provide the Services are increased. Company may pass through to Customer any amounts paid by it, directly or indirectly, to (i) governmental authorities, (ii) entities acting on behalf of governmental authorities, or (iii) local exchange carriers in conjunction with its provision of the Services, including, without limitation, access charges, regulatory fees, and assessments associated with universal service, number administration, number portability, and telecommunications relay service, as well as amounts it is required to pay to other entities as a result of federal or state regulatory mandates, including, without limitation, local exchange carriers and payphone service providers. In computing usage-sensitive charges, usage of the Services shall be rounded up to the nearest usage increment as set forth on Schedule A, with the initial usage increment listed on Schedule A.

Immediately following the end of the Ramp-up Period Customer shall be liable for the monthly minimum usage charge ("Minimum Monthly Commitment"), both as set forth on Schedule A. In the event that Customer fails to satisfy the Minimum Monthly Commitment in a given month, Customer shall be billed in the amount of the Minimum Monthly Commitment rather than for its actual usage of the Services. Customer shall not be excused from paying Company for the Services provided to Customer because all or a portion of such Services were fraudulently used. If Company discovers fraudulent use of the Services, it may, but is not required, to take such actions as it deems appropriate to prevent such fraudulent usage. If Customer discovers fraudulent use of the Services, it shall promptly notify Company. Customer shall provide Company with valid and appropriate tax exemption certificates for all applicable jurisdictions (federal, state and local). Customer shall be responsible for properly charging taxes to Subscribers and for the proper and timely reporting and payment of applicable taxes to the taxing authorities, and shall defend and indemnify Company from payment and reporting of all applicable federal, state and local taxes, including, but not limited to, gross receipts taxes, surcharges, franchise fees, occupational, excise and other taxes (and penalties and interest thereon), relating to the Services. If Customer fails to provide and maintain the required certificates, Company may charge Customer and Customer shall pay such applicable taxes.

6. PAYMENT TERMS. Rates and charges for the Services, excluding Flat Rate Voice Ip, shall be billed monthly. Flat Rate Voice Ip accounts will be billed weekly and Company will collect payment from Customer via bank draft of Customers bank account. Usage sensitive charges shall be billed in arrears. Recurring charges

                                                                COMPANY - ______
                                                               CUSTOMER - ______

                                        2

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


shall be billed in advance. Nonrecurring charges shall be billed upon completion of the associated activity. All invoices shall be due and payable within thirty
(30) days of the date of the invoice, unless otherwise specified on Schedule A, hereto (the "Due Date"). Payments shall be considered past due if not received by Company on or before the Due Date. A late payment charge not to exceed one and one-half percent (1.5%) of the past due balance may be applied by Company to any amount not paid by Customer on or before the Due Date. All payments, excluding Flat Rate Voice Ip, shall be made by Customers company check or wire transfer to such account at such financial institution as Company shall from time to time designate. In the event that Customer in good faith disputes a charge, it shall so notify Company in writing within thirty (30) days of its receipt of the invoice containing the disputed charge, including in such notice an explanation and all available supporting documentation. Company shall respond to said notice within thirty (30) days of its receipt of the notice and thereafter Company and Customer shall attempt in good faith to resolve the dispute. In the event that the Parties are unable to resolve the dispute, either Party may submit the matter to arbitration pursuant to Section 14, hereof, in which event, the dispute shall be resolved through binding arbitration. Customer shall pay all disputed amounts in accordance with this Section 6 subject to resolution of the dispute. All invoices not disputed by Customer within thirty
(30) days of Customers receipt thereof shall be final and binding upon Customer.

7. SECURITY. In order to reasonably safeguard Company's interests, Customer shall provide Company on the Effective Date with a suitable deposit as a guarantee of payment for its use of the Services and the performance by Customer of its obligations hereunder ("Security Deposit"). The initial Security Deposit shall be as set forth on Schedule A, hereto. The Security Deposit may be in the form of cash or such irrevocable commercial letter of credit, bond, or other instrument, or assurance as shall be reasonably acceptable to Company. Company may increase the Security Deposit at anytime during the Term if (i) the amount of the Security Deposit is less than the aggregate amount Company billed Customer for use of the Services during the immediately two (2) preceding months, (ii) Customer fails to timely pay bills rendered to it on two (2) occasions during any six (6) month period, or (iii) Company reasonably believes that due to Customers financial condition, additional security is required to safeguard its interests. Company may draw upon the Security Deposit at any time for payment of any amounts owed to it by Customer. In the event that Company so draws upon the Security Deposit, Customer shall be required within five (5) business days of written notice of such draw to replenish the amount drawn by Company. Upon termination or expiration of this Agreement, Company may draw upon the Security Deposit for payment of Customer's final bill or any other amounts then owed to it by Customer. The fact that Customer has provided the Security Deposit neither relieves Customer of its obligations hereunder to timely pay amounts owed to Company nor constitutes a waiver or modification of Company's right to terminate this Agreement under Section 8, hereof, for nonpayment of such amounts.

8. TERMINATION/DEFAULT. This Agreement may be terminated without liability to the terminating Party: (i) at any time by mutual agreement of the Parties; (ii) by Company (a) upon five (5) days written notice in the event that Customer fails to pay any amount due Company by the Due Date, if such breach is not cured within the notice period; (b) upon five (5) days written notice in the event that Customer fails, directly or indirectly, to satisfy its Minimum Monthly Commitment, if such breach is not cured within the notice period; (c) upon written notice in the event that Customer fails to provide on the Effective Date, or increase or replenish within five (5) days following Company's request therefor, the Security Deposit; (d) upon written notice pursuant to Section 2 hereof; or (e) upon five (5) days written notice in the event that Customer engages in fraudulent or deceptive conduct, or any conduct which tends to discredit, dishonor, reflect adversely upon or injures the reputation of Company, in reselling the Services if Customer does not cease engaging in such conduct within the notice period; (iii) by the non-breaching Party upon five (5) days written notice in the event of a material breach by the other Party if such material breach is not cured within thirty (30) days of written notice of the breach by the terminating Party; (iv) by Customer upon thirty (30) days written notice in the event that Company increases the rates for the Services pursuant to Section 5, hereof, by in excess of twenty percent (20%); or (v) immediately upon written notice by a Party upon institution by or against the other Party of any proceeding for relief under the Bankruptcy Code, the insolvency of the other Party or the appointment by a court of competent jurisdiction of a receiver of the other Party's property. In the event of a material breach by a Party under this Agreement, the non-breaching Party, in addition to having the right to terminate this Agreement without liability, may pursue such other remedies as may be available to it at law or in equity. In the event of a material breach by Customer of this Agreement, Company may immediately, at its sole discretion and without liability to Customer, also (i) suspend the provision of the Services to Customer; (ii) cease accepting and processing new orders for the Services from Customer; (iii) withhold from Customer delivery of billing records; (iv) foreclose on any security interest or lien it may have in Customers assets; (v) bill and collect for the Services directly from Subscribers; and/or (vi) market the Services directly to Subscribers. Neither termination nor expiration of this Agreement shall relieve a Party of liabilities previously accrued hereunder.


                                                                COMPANY - ______
                                                               CUSTOMER - ______

9. LIMITATIONS ON LIABILITY. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, COMPANY MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, CONCERNING THE SERVICES, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, COMPANY SHALL NOT BE LIABLE TO CUSTOMER OR ANY OTHER THIRD PARTY FOR ANY DAMAGES ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, OR DEFECTS IN TRANSMISSION, OR DELAYS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE OBLIGATIONS OF COMPANY PURSUANT TO THIS AGREEMENT. COMPANY SHALL NOT BE LIABLE FOR ANY DAMAGES, COSTS OR CLAIMS ARISING FROM SERVICES, FACILITIES OR EQUIPMENT NOT FURNISHED BY IT, OR FROM ANY OTHER EVENT THAT PREVENTS COMPANY FROM PERFORMING ITS OBLIGATIONS UNDER THIS AGREEMENT, IF THAT EVENT IS BEYOND THE REASONABLE CONTROL, AND WITHOUT THE FAULT OR NEGLIGENCE, OF COMPANY. IN NO EVENT SHALL A PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING PROFITS) REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT.

In the event of a complete loss of the Services (Service Outage), Company shall provide Customer with a credit equal to the proportion of the monthly recurring charge associated with the period of the Service Outage (Credit); provided, however, that a Credit shall not be due in conjunction with Service Outages (i) caused by an individual or entity other than Company; (ii) caused by equipment, facilities, or services not provided by Company; (iii) caused by scheduled maintenance or repair activities; or (iv) during any period in which Company is not permitted access by Customer to locations and/or facilities necessary to restore the Services. A Service Outage shall commence when Customer reports the outage to Company and shall end when the availability of the Services is restored. In no event shall a Credit exceed the amount of the monthly recurring charge for the Services taken by Customer.

10. INDEMNIFICATION. Both Parties hereby agrees to defend, indemnify, and hold harmless the other Parties parents, employees, officers, managers, agents, affiliates and subsidiaries from all claims and liabilities, including costs and expenses and reasonable attorney's fees attributed to, arising out of or resulting from (i) a material breach of this Agreement; or (ii) the sale, use, adequacy, and availability of the Services provided by Customer to Subscribers. The obligations set forth in this Section 10 shall survive any termination of this Agreement.

11. PROPRIETARY INFORMATION\CONFIDENTIALITY. Each Party acknowledges that during the Term the other Party (the "Proprietary Party") may disclose to it, or it may receive in performing its obligations under this Agreement, information which is considered proprietary, confidential and/or competitively-sensitive by the Proprietary Party ("Proprietary Information") and agrees to take all reasonable and necessary steps to preserve the confidentiality of all Proprietary
Information, whether communicated by the Proprietary Party, or received, in writing, electronically, orally or otherwise. Proprietary Information shall include information and data regarding or relating to present or future pricing, discount policies, marketing strategies, commission plans, business plans and projections, sales goals, profit margins, financial data, markets and suppliers, legal and regulatory data, prospective and/or actual regulatory strategies, technical information, techniques, new ideas, inventions, developments, names/addresses/telephone numbers of Subscribers, credit histories and trade names of Subscribers, rates of attrition, and such other confidential engineering, technical, financial, business, marketing, promotional and sales data as a Disclosing Party shall designate as "proprietary," either in writing or orally, all of which are hereby identified and acknowledged to be Proprietary Information. This Agreement and its contents shall be deemed to be Proprietary Information of both Parties. Proprietary Information shall not include (i) information which at the time of disclosure was generally available to the public; (ii) information which subsequent to its disclosure by the Proprietary Party to the receiving Party, is published or otherwise becomes available to the public through any means other than an act or omission of the receiving Party;
(iii) information which was previously known to the receiving Party free of any obligation to keep it confidential or which is subsequently developed in good faith by the receiving Party; and (iv) information rightfully acquired in good faith from a third party on a non-confidential basis without breach of an agreement to maintain said information in confidence. Proprietary Information disclosed to a Party is and shall remain the property of the Proprietary Party. By disclosing Proprietary Information, the Proprietary Party does not relinquish any of its proprietary rights and interests therein and hereby specifically reserves all such proprietary rights and interests to said Proprietary
Information.  A Party  shall  return (or,  with the  consent of the  Proprietary
Party, which shall not be unreasonably withheld, destroy) all Proprietary Information and all copies thereof, including, without limitation, written and electronic copies, as well as all summaries, notes or other documents, materials or things containing Proprietary Information, to the Proprietary Party promptly upon the reasonable written request of the Proprietary Party and upon termination of this Agreement.


                                                                COMPANY - ______
                                                               CUSTOMER - ______

                                        4

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Proprietary  Information  shall  not be used,  or  allowed  to be  used,  by the receiving Party for any purpose other than to facilitate its performance under this Agreement or disclosed to any third party without the Proprietary Party's prior written consent. The receiving Party shall use at least the same degree of care and discretion it uses with regard to its own proprietary or confidential information to prevent the disclosure, unauthorized use or publication of Proprietary Information, including, but not limited to taking steps to: (i) advise all receiving Party employees with access to the Proprietary Information of the obligation to protect the Proprietary Information; and (ii) restrict disclosure of the Proprietary Information solely to its employees with a need to know. A receiving Party may disclose Proprietary Information (i) if required to do so by law; or (ii) if ordered to do so by a court or other governmental authority of competent jurisdiction; provided, however, that the receiving Party shall provide the Proprietary Party prior written notice of any such disclosure and exercise commercially reasonable efforts to both afford the Proprietary Party an opportunity to contest the disclosure and to limit the extent of the disclosure to the maximum extent practicable. The obligations set forth in this
Section 12 shall survive termination of this Agreement.

12. RELATIONSHIP OF PARTIES. This Agreement constitutes Customer only as an independent contractor and not as a general or special agent or representative of Company and does not create a partnership or joint venture between Company and Customer. This Agreement does not confer on Customer, and Customer shall not represent that it has by virtue of this Agreement, any status, power, or authority other than to the extent expressly provided herein. Customer shall not have the right, power or authority, nor shall hold itself out as having the right, power or authority, to create any contract or obligation, express or implied, binding Company. Customer shall be solely responsible for the manner and means by which it performs, as well as expenses incurred by it in performing, its obligations under this Agreement. Customer shall have no right by virtue of this Agreement in any other business ventures of Company or any revenues, profits or losses derived therefrom, and neither Customer nor Customers employees, agents or representatives shall have any claim for compensation, benefits or reimbursement against Company.

13. TRADEMARKS. Customer recognizes the right, title and interest of Company in and to its name, service marks, trademarks and copyrights ("Company Trademarks"), acknowledges that the Company Trademarks and the registrations thereof are good, valid and enforceable in law and equity, and agrees, during the Term and thereafter, not to engage in any activities, directly or indirectly, which may contest, dispute or otherwise impair the right, title and interest of Company in and to the Company Trademarks. Customer shall not acquire or claim any right, title or interest in or to the Company Trademarks through purchase and use of the Services, and nothing in this Agreement shall constitute a general license authorizing the use of the Company Trademarks. Customer shall not use the Company Trademarks without Company's prior written approval and then only to the extent and in the manner so approved and subject to such rules and regulations as Company shall from time to time promulgate in its sole discretion.

14. ARBITRATION. Arbitrations under this Agreement shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted in the City of XXXXX, XXXXX. The decision of the arbitrator shall be final and binding upon the parties. Judgment upon the arbitration award may be entered in any court having jurisdiction. In rendering any decision or making findings of fact the arbitrator shall apply the express intentions of the parties set forth in this Agreement and the laws of the State of XXXXX, including, without limitation, any applicable statutes, regulations and binding judicial decisions, as such would be applied by the courts of the State of XXXXX and the United States District Court for the Northern District of XXXXX.

15. MISCELLANEOUS. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when received by hand delivery, telecopy (followed by notice transmitted, postage prepaid, by U.S. registered or certified mail, return receipt requested), or overnight delivery service, with acknowledged receipt, addressed to the other Party at the address first above written for that Party, or to such other addresses as such Party shall have given for such purpose by notice hereunder. Unless otherwise provided herein, this Agreement may be amended only by an instrument in writing duly executed by all Parties. Any waiver by any Party of any breach of or failure to comply with any provision of this Agreement by the other Party shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other provision hereof. If any provision or provisions of this Agreement are determined to be invalid or contrary to any existing or future law, statute or ordinance of any jurisdiction or any order, rule or regulation of a court or regulatory or other governmental authority of competent jurisdiction, such invalidity shall not impair the operation of or affect those provisions in any other jurisdiction or any other provisions hereof which are valid, and the invalid provisions shall be construed in such manner as shall be as similar in terms to such invalid provisions as may be possible, consistent with applicable law. This Agreement may not be assigned by a Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that Customer shall be deemed to consent to any assignment of this Agreement by Company to an Affiliate. The rights and obligations under this Agreement shall survive any merger or sale of a Party and shall be binding upon the successors and permitted assigns of each Party. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, and their respective assigns, heirs, successors and legal representatives. It is not the intent of the Parties that there be any third party beneficiaries of this Agreement, and this Agreement is exclusively for the benefit of the Parties hereto or their respective assigns. The Parties covenant to one another to execute and deliver such further instruments and do such further reasonable acts and things as may reasonably be required to carry out the intent and purposes of this Agreement.

                                                                COMPANY - ______
                                                               CUSTOMER - ______

THIS AGREEMENT SETS FORTH THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS AND COLLATERAL COVENANTS, ARRANGEMENTS, COMMUNICATIONS, REPRESENTATIONS AND WARRANTIES, WHETHER ORAL OR WRITTEN, BY EITHER PARTY (OR ANY OFFICER, DIRECTOR, EMPLOYEE OR REPRESENTATIVE OF THEREOF) WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF XXXXXXX, APPLICABLE TO AGREEMENTS MADE AND TO BE ENTIRELY PERFORMED THEREIN, WITHOUT REGARD TO ITS PRINCIPLES OF CHOICE OF LAW. THE PARTIES AGREE THAT ANY ACTION TO ENFORCE OR INTERPRET THE TERMS OF THIS AGREEMENT SHALL BE INSTITUTED AND MAINTAINED ONLY IN THE FEDERAL DISTRICT COURT FOR THE NORTHERN DISTRICT OF XXXXXXX, OR IF JURISDICTION IS NOT AVAILABLE IN FEDERAL COURT, THAN A STATE COURT LOCATED IN XXXXXXX, XXXXXXX. CUSTOMER HEREBY CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS AND WAIVES ANY RIGHT TO OBJECT TO SUCH JURISDICTION AND VENUE.

This Agreement may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which together shall constitute one agreement.

IN WITNESS WHEREOF, the Parties have caused this SERVICE AGREEMENT to be executed as of the day and year first above written.



      CUSTOMER                                 COMPANY

      Pipeline Technologies, Inc.
                                               XXXXXXXXXXXXXXXXXXXXX


      By: /s/ Tim Murtaugh                     By:  XXXXXXXXXXXXXXXXXXXXX
          -----------------------------             ----------------------------

      Name: Tim Murtaugh                       Name: XXXXXXXXXXXXXXXXXXXXX
            ---------------------------             ----------------------------


      Title: President                         Title: XXXXXXXXXXXXXXXXXXXXX
            ---------------------------             ----------------------------


                                                                COMPANY - ______
                                                               CUSTOMER - ______

                                                                COMPANY - ______
                                                               CUSTOMER - ______

                                   SCHEDULE A

SERVICES:

Dial Up Internet Access:             Service includes-
                                              3 (POP 3) email accounts
                                              24 X 7 technical support
                                              Newsgroups
                                              5 megabytes for personal web space
                                              Unlimited Internet access
                                              Professionally staffed technical
                                              support(1) services and
                                              personnel 24  hours a day, 7 days
                                              a week.   Includes  trouble
                                              shooting Subscriber's technical
                                              problems  relating  to  the
                                              Internet    service   (i.e.
                                              connectivity,   email,  and
                                              start-up software(2)
                                              installation assistance)

Voice Ip Service:                    Service includes-
                                              PIN numbers
                                              Monthly CDR file for billing

Flat Rate Voice Ip Service:(3)       Service Includes-
                                              Unlimited On-net Voice Ip calling
                                              for a fixed monthly fee

(1) Technical support does not cover computer hardware, desktop installed software, modem or problems derived from the Subscriber's personal computer other than Internet service
(2) Provided only for Internet access start-up software automated sign-up software licensed from XXXX
(3)  Flat Rate Service is for residential customers only

Term:                                      Initial: Two (2) Years
                                           Renewal: One (1) Year

Payment Terms (excluding Flat Rate):            Twenty (20) Days

Ramp-Up Period                                  Ninety (90) Days

Minimum Monthly Commitment                      Fifty thousand ($50,000) dollars

Initial Security Deposit:                       To be determined


INTERNET ACCESS:                                $5.95 per account per month
----------------

Customized Start-up software                    $299.00(3)

XXXXXXXXXXX Start-up Software (per license)     $4.25

Additional email accounts                       $1.00 per month per account

(3) includes set up fee and master CD

                                                                COMPANY - ______
                                                               CUSTOMER - ______


VOICE IP (post paid):                           $.02 per minute
---------------------

Voice Ip Usage Increments:                 Initial:     6 Seconds
                                           Additional:  6 Seconds

Off net 1+ termination (completed call)         By LATA - See Attached Schedule

Off net 800 origination (completed call)        $.079


FLAT RATE VOICE IP
------------------

On-Net traffic only (per account)               $20.00 per month

On Net Origination to 0ff-Net traffic
   Termination                                  By LATA - See Attached Schedule

Off Net Origination to On\Off Net Termination   $.079

Flat Rate Voice Ip Payment terms                Weekly


BILLING RATES
-------------

Billing Software Training                       $20.00 per hour

Web Interface (viewing Voice Ip real
   time billing)                                $1800.00 (one time)

Billing Set-up                                  To be determined


COMMERCIAL WEB HOSTING:
-----------------------
BASIC PLAN                                      $14.95/month
25 Megabytes of web space for web site, 1000 MB data transfer per month, Individual FTP Directory, CGI-Bin Directory, 25 E-mail accounts, Unlimited E-mail Forwarding, E-mail Auto-responder, Password Protected Directories, Web Statistics and Log Files, Daily Backups, On Site BBS

INTERMEDIATE PLAN                               $19.95/month

Same as Basic Plan with:
35 Megabytes of web space for web site

ADVANCED PLAN                                   $29.95/month

Same as Intermediate Plan with:
40 Megabytes of web space for web site
2000 MB data transfer per month


Excessive Bandwidth                             $1.00 per megabyte per month

Domain Registration                             $125.00
                                                (Includes 2 year InterNic
                                                   registration)

                                                                COMPANY - ______
                                                               CUSTOMER - ______

                           Business Credit Application

Company Information:

Name
                    ----------------------------------------

Street Address
                    ----------------------------------------

City, State & Zip
                    ----------------------------------------

Contact                                        Phone
                    -----------------------          ---------------------------

Date Established
                    -----------------------

Type of Business:                              Credit Amount Requested
                    -----------------------                           ----------

Sole Proprietorship                Corporation                    Partnership
If sole proprietorship or partnership, please complete personal application

Bank Information:

Name                                       Contact Person
                 -----------------------                   ---------------------

Branch Location                            Contact Number
                 -----------------------                   ---------------------

Account Number
                 -----------------------

Trade References:

Name                                       Contact Name
                 -----------------------                   ---------------------
Account Number                             Contact Number
                 -----------------------                   ---------------------

Name                                       Contact Name
                 -----------------------                   ---------------------
Account Number                             Contact Number
                 -----------------------                   ---------------------

Name                                       Contact Name
                 -----------------------                   ---------------------
Account Number                             Contact Number
                 -----------------------                   ---------------------

The above information is provided for the purpose of obtaining credit and is warranted to be true. We hereby authorize the references listed above to release financial information and credit reports to XXXXXXXXXXXXXXX.

Name                                       Title
     -----------------------------------         -------------------------------
Signature                                  Date
           -----------------------------         -------------------------------